UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.02      Results of Operations and Financial Condition

On November 4, 2014, EP Energy Corporation (“EP Energy”), the parent of EP Energy LLC (the “Registrant”), issued a press release announcing its financial and operating results for the quarter ended September 30, 2014.  A copy of EP Energy’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

EP Energy will hold a webcast conference call on November 5, 2014 to discuss its third quarter financial and operational results.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated November 4, 2014 announcing financial and operating results for the quarter ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: November 4, 2014	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 4, 2014 announcing financial and operating results for the quarter ended September 30, 2014.